Exhibit 19(c)

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of July 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date
$0.136	July 15, 2025	July 31, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	July 2025		YEAR-TO-DATE (YTD) July 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0552	40.59%	$0.7053	74.09%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0399	4.19%
Return of Capital (or other Capital Source)	$0.0808	59.41%	$0.2068	21.72%

Total Current Distribution	$0.1360	100.00%	$0.9520	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*	THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through June 30, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending June 30, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708  Tel: 212.832.3232  Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to June 30, 2025
Year-to-date Cumulative Total Return[1]	4.59%
Cumulative Distribution Rate[2]	4.49%
Five-year period ending June 30, 2025
Average Annual Total Return[3]	8.57%
Current Annualized Distribution Rate[4]	7.70%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through July 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending June 30, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2025.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Shareholders should not use the information provided in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of August 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date
$0.136	August 12, 2025	August 29, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	August 2025		YEAR-TO-DATE (YTD) August 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0554	40.74%	$0.7607	69.92%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0806	59.26%	$0.3273	30.08%

Total Current Distribution	$0.1360	100.00%	$1.0880	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*	THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through July 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending July 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708  Tel: 212.832.3232  Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to July 31, 2025
Year-to-date Cumulative Total Return[1]	4.52%
Cumulative Distribution Rate[2]	5.17%
Five-year period ending July 31, 2025
Average Annual Total Return[3]	7.36%
Current Annualized Distribution Rate[4]	7.75%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through August 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending July 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of September 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date
$0.136	September 9, 2025	September 30, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	September 2025		YEAR-TO-DATE (YTD) September 30, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.1157	85.08%	$0.8764	71.60%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0203	14.92%	$0.3476	28.40%

Total Current Distribution	$0.1360	100.00%	$1.2240	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*	THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through August 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending August 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708  Tel: 212.832.3232  Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to August 31, 2025
Year-to-date Cumulative Total Return[1]	6.48%
Cumulative Distribution Rate[2]	5.74%
Five-year period ending August 31, 2025
Average Annual Total Return[3]	7.26%
Current Annualized Distribution Rate[4]	7.66%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through September 30, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending August 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of October 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date
$0.136	October 14, 2025	October 31, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	October 2025		YEAR-TO-DATE (YTD) October 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0533	39.19%	$0.9297	68.36%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0827	60.81%	$0.4303	31.64%

Total Current Distribution	$0.1360	100.00%	$1.3600	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*	THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through September 30, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending September 30, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708  Tel: 212.832.3232  Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to September 30, 2025
Year-to-date Cumulative Total Return[1]	7.81%
Cumulative Distribution Rate[2]	6.34%
Five-year period ending September 30, 2025
Average Annual Total Return[3]	8.09%
Current Annualized Distribution Rate[4]	7.61%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through October 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending September 30, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of November 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date
$0.136	November 12, 2025	November 28, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	November 2025		YEAR-TO-DATE (YTD) November 30, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.0678	49.86%	$0.9975	66.68%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0682	50.14%	$0.4985	33.32%

Total Current Distribution	$0.1360	100.00%	$1.4960	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*	THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through October 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending October 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708  Tel: 212.832.3232  Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to October 31, 2025
Year-to-date Cumulative Total Return[1]	6.33%
Cumulative Distribution Rate[2]	7.12%
Five-year period ending October 31, 2025
Average Annual Total Return[3]	8.10%
Current Annualized Distribution Rate[4]	7.77%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through November 30, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending October 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of December 2025. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date
$0.136	December 9, 2025	December 31, 2025

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	December 2025		YEAR-TO-DATE (YTD) December 31, 2025*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2025 Distributions
Net Investment Income	$0.1339	98.46%	$1.1314	69.33%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital (or other Capital Source)	$0.0021	1.54%	$0.5006	30.67%

Total Current Distribution	$0.1360	100.00%	$1.6320	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*	THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through November 30, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending November 30, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

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Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to November 30, 2025
Year-to-date Cumulative Total Return[1]	7.79%
Cumulative Distribution Rate[2]	7.71%
Five-year period ending November 30, 2025
Average Annual Total Return[3]	6.80%
Current Annualized Distribution Rate[4]	7.71%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.
2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2025 through December 31, 2025) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending November 30, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.